SUPPLEMENT DATED MAY 22, 1998 TO THE
            PROSPECTUS FOR THE PBHG CLASS SHARES DATED JUNE 30, 1997

This Supplement updates certain information contained in the above-dated Prospectus. You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-433-0051.

Effective May 22, 1998, Jeffrey A. Wrona, CFA and Michael S. Hahn, CFA are co-portfolio managers of the PBHG Technology & Communications Fund. Mr. Wrona holds a Master's Degree in Business Administration and a Bachelor's Degree in Engineering from the University of Michigan. Mr. Wrona joined the Adviser in 1997. Mr. Wrona served for seven years as a Senior Portfolio Manager at Munder Capital Management where he co-founded Munder's Mid-Cap Growth product and managed mutual fund and separate account portfolios. Mr. Wrona's prior experience includes securities analysis at Drexel Burnham Lambert. Mr. Wrona began his business career as a product design engineer with Ford Motor Company.

Mr. Hahn holds a Master's Degree in Finance from the University of Maryland and a Bachelor's Degree from The Pennsylvania State University. Mr. Hahn joined the Adviser in 1997. Prior to joining the Adviser, Mr. Hahn was an Assistant Portfolio Manager for First National Bank of Maryland. Michael's experience also includes positions in corporate finance/accounting for IBM-Federal Systems and residential real estate management with Southern Management.